AGREEMENT

            In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that this Schedule 13D dated January 9, 2001 relating to the Common Shares, no par value, of Moore Corporation Limited, and such other amendments as may be filed by them hereafter, are being filed with the Securities and Exchange Commission on behalf of each of them.

January 10, 2001


                        GREENWICH STREET CAPITAL PARTNERS II, L.P.
                        GSCP OFFSHORE FUND, L.P.
                        GREENWICH FUND, L.P.
                        GREENWICH STREET EMPLOYEES FUND, L.P.
                        TRV EXECUTIVE FUND, L.P.
                        By: Greenwich Street Investments II, L.L.C., its General
                        Partner:

                        By:     /s/ Alfred C. Eckert III
                                ------------------------------------
                                Alfred C. Eckert III
                                Managing Member


                        GREENWICH STREET INVESTMENTS II, L.L.C.

                        By:     /s/ Alfred C. Eckert III
                                ------------------------------------
                                Alfred C. Eckert III
                                Managing Member


                        GSCP (NJ), L.P.
                        By: GSCP (NJ), Inc., its General Partner:

                        By:     /s/ Alfred C. Eckert III
                                ------------------------------------
                                Alfred C. Eckert III
                                Chief Executive Officer

                        GSCP (NJ), INC.

                        By:     /s/ Alfred C. Eckert III
                                ------------------------------------
                                Alfred C. Eckert III
                                Chief Executive Officer


                        /s/ Alfred C. Eckert III
                        ------------------------------------
                        Alfred C. Eckert III

                        /s/ Keith W. Abell
                        ------------------------------------
                        Keith W. Abell

                        /s/ Sanjay H. Patel
                        ------------------------------------
                        Sanjay H. Patel

                        /s/ Richard M. Hayden
                        ------------------------------------
                        Richard M. Hayden


                                  Page 24 of 24